MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HSBC FINANCE CORPORATION, successor by merger to Household Finance
Corporation ("HSBC Finance"), as Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST VI
Class A Notes, Series 2000-3

1. This Certificate relates to the Distribution Date occurring on	April 18, 2005

2. Series 2000-3 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$7,574,521.71

(b) The amount of Available Funds with respect to the Collection Period was equal to	$17,623,408.60

(c) The Liquidated Receivables for the Collection Period was equal to	$1,378,766.67

(d) Net Liquidation Proceeds for the Collection Period was equal to	$828,798.76

(e) The principal balance of Series 2000-3 Receivables at the beginning
of the Collection Period was equal to	$81,526,436.93

(f) The principal balance of Series 2000-3 Receivables on the last day
of the Collection Period was equal to	$64,488,142.60

(g) The principal amount of Repurchased Receivables with respect to the
Collection Period was equal to	$10,035,680.21

(h) The aggregate outstanding balance of the Series 2000-3 Receivables which were one payment delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$7,366,345.43

(i) The aggregate outstanding balance of the Series 2000-3 Receivables which were two payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$2,625,297.61

(j) The aggregate outstanding balance of the Series 2000-3 Receivables which were three or more payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$2,272,592.73

(k) The aggregate outstanding balance of the Receivables which have been repossessed	$827,636.48

(l) The Base Servicing Fee paid on the Distribution Date was equal to	$203,816.09

(m) The Class A Monthly Principal Distributable Amount for the
Distribution Date was equal to	$10,072,965.37

(n) The Additional Class A Principal Distributable Amount for the Distribution Date was equal to	$44,260.70

(o) The Class A Principal Distributable Amount for the Distribution Date was equal to	$10,117,226.07

(p) The Principal Amount Available for the Distribution Date was equal to	$17,101,636.21

(q) The Aggregate Note Principal Balance as of the prior payment date	$69,454,889.91

(r) The Aggregate Optimal Note Principal Balance was equal to	$59,381,924.54

(s) The Aggregate Note Principal Balance as of the payment date	$59,337,663.84

(t) The Targeted Credit Enhancement Amount was equal to	$24,505,494.19

(u) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	38.00%

(v) The Targeted Reserve Account Balance was equal to	$19,399,276.13

(w) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(x) The Maximum Reserve Account Deposit Amount for the Distribution Date	$50,135.20

(y) The Reserve Account Shortfall for the Distribution Date	$0.00

(z) The amount on deposit in the Reserve Account after distributions was equal to	$19,399,276.13

(aa) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	30.08%

(ab) The Targeted Overcollateralization Amount was equal to	$5,106,218.06

(ac) The ending overcollateralization was equal to	$5,150,478.76

(ad) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	7.99%

(ae) The Weighed Average Coupon (WAC) was equal to	17.03%

(af) The Weighed Average Remaining Maturity (WAM) was equal to	12

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$0.00
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$0.00

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	6.792%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	32
5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.00%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$0.00
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$0.00

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	6.96%
2. Class A-2 principal balance - beginning of period	$0.00
3. Accrual convention	30/360
4. Days in Interest Period	32
5. Class A-2 interest due	$0.00
6. Class A-2 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$0.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.00%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$0.00
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$0.00

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	7.05%
2. Class A-3 principal balance - beginning of period	$0.00
3. Accrual convention	30/360
4. Class A-3 interest due	$0.00
5. Class A-3 interest paid	$0.00
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$0.00
2. Class A-3 principal - amount due	$0.00
3. Class A-3 principal - amount paid	$0.00
4. Class A-3 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.00%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$54.57
2. Principal Distribution per $1,000	$52.42
3. Interest Distribution per $1,000	$2.15

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	7.16%
2. Class A-4 principal balance - beginning of period	$69,454,889.91
3. Accrual convention	30/360
4. Class A-4 interest due	$414,414.18
5. Class A-4 interest paid	$414,414.18
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$69,454,889.91
2. Class A-4 principal - amount due	$10,117,226.07
3. Class A-4 principal - amount paid	$10,117,226.07
4. Class A-4 principal balance - end of period	$59,337,663.84
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	100.00%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	92.01%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	92.01%

MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HSBC FINANCE CORPORATION, successor by merger to Household Finance
Corporation ("HSBC Finance"), as Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST VI
Class A Notes, Series 2000-3

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master
Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of August 28, 2000, by and among the
Servicer, Household Automotive Trust VI, as issuer (the "issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), JPMorgan Chase Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 2000-3 Supplement, dated as of
August 28, 2000, by and among the Servicer, issuer, Seller, Indenture Trustee and
Wilmington Trust Company, as Owner Trustee.

2. HSBC Finance was, as of the date hereof, the Servicer
under the Master Sale and Servicing Agreement.

3. The undersigned was a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on April 18, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing
Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.

6. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 2000-3 Receivables other than pursuant to the Basic Documents
(or if there was a lien, such lien consists of: ______________________).

7. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
April 15, 2005

HSBC FINANCE CORPORATION
as Servicer

By: /s/ Dennis Mickey
Title: Servicing Officer